Exhibit 10.4

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

SECOND AMENDMENT TO SECOND AMENDED AND RESTATED LICENSE

AGREEMENT

This Second Amendment (this “Amendment”) is made on December 1, 2019 as an amendment to the Second Amended and Restated License Agreement of June 15, 2017 (the “Agreement”) and amended by the First Amendment to the Second Amended and Restated License Agreement of November 2017, by and between HADASIT MEDICAL RESEARCH SERVICES AND DEVELOPMENT LTD. (“Hadasit”) and CELL CURE NEUROSCIENCES LTD. (the “Company”) (each a “Party” and jointly the “Parties”), effective as of the same date as the Agreement.

WHEREAS:	The Parties have discussed the terms of the Agreement and have mutually agreed to further amend the Agreement terms as set out herein.

NOW THEREFORE THE PARTIES DO HEREBY AGREE AS FOLLOWS:

1.	Capitalized terms used but not defined herein shall, unless otherwise indicated, have the meaning ascribed to such terms in the Agreement.

2.	The New Research Agreement which is being executed contemporaneously with this Amendment, and which forms Annex E of the Agreement, is attached hereto and marked: Annex E — Research Agreement.

3.	Annex G which lists the Development Milestones is hereby replaced, in its entirety, with the updated version attached hereto and marked “Annex G - Projected Development Milestones for Photoreceptor Fields - August 15, 2019”.

4.	The definition of “Hadasit IP” appearing in Section 1.2.12 of the Agreement is hereby amended by the addition of the following sentence:

“In addition, ‘Hadasit IP’ shall include all ‘Research Results’ and all ‘Hadasit Research Inventions’ as defined in the New Research Agreement.”

5.	The definition of “Joint IP” appearing in Section 1.2.18 of the Agreement is hereby amended by the addition of the following sentence:

“In addition, ‘Joint IP’ shall include all ‘Joint Research Inventions’ as defined in the New Research Agreement.”

6.	The Parties agree that, if the Company seeks IIA funding to fund the research performed by Hadasit under the New Research Agreement and the IIA demands, as a pre-condition to such funding, deviations from Hadasit’s ownership rights in intellectual property developed by Hadasit under the New Research Agreement as set forth in this Agreement pursuant to the definitions of Hadasit IP and Joint IP, the Parties will negotiate in good faith and in a timely manner, possible changes to the provisions of the Agreement relating to the ownership of such intellectual property, so as to facilitate such funding.

7.	Except as specifically provided in and required by this Amendment, the terms and conditions of the Agreement shall remain in full force and effect. In the event of a contradiction between the provisions of this Amendment and the provisions of the Agreement, the provisions of this Amendment shall prevail.

IN WITNESS WHEREOF, the Parties have duly executed this Amendment:

HADASIT		CELL CURE NEUROSCIENCES LTD.

By:	/s/ Dr. Tamar Raz	By:	/s/ Rami Skaliter

Name:	DR. TAMAR RAZ	Name:	Rami Skaliter

CEO, Hadasit Medical Research Services
Title:	& Development, Ltd.	Title:	CEO

Date:	1/12/2019	Date:	Nov 25 2019

Annex E

(Second Amendment to the Second Amended and Restated License Agreement)

●	[***].

Annex G

(Second Amendment to the Second Amended and Restated License Agreement)

●	[***].